Exhibit 10.1
EXECUTION
AMENDMENT NO. 2 TO ABL CREDIT AGREEMENT
     AMENDMENT NO. 2 TO ABL CREDIT AGREEMENT, dated as of September 8, 2011 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association successor by merger to Wells Fargo Retail Finance, LLC, in its capacity as administrative and collateral agent for the Lenders (as hereinafter defined) pursuant to the Credit Agreement defined below (in such capacity, “Administrative Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Amscan Inc., a New York corporation (“Amscan Inc.”), Anagram International, Inc., a Minnesota corporation (“International”), Am-Source, LLC, a Rhode Island limited liability company (“Am-Source”), Factory Card Outlet of America Ltd., an Illinois corporation (“Factory”), Gags and Games, Inc., a Michigan corporation (“Gags and Games”), PA Acquisition Corp., a Delaware corporation (“PA Acquisition”), Party City Corporation, a Delaware corporation (“Party City”), Party City Franchise Group, LLC, a Delaware limited liability company (“PCFG” and together with Amscan Inc., International, Am-Source, Factory, Gags and Games, PA Acquisition and Party City, each individually a “Borrower” and collectively, “Borrowers”), Party City Holdings Inc., formerly known as AAH Holdings Corporation, a Delaware corporation (“Holdings”), Amscan Holdings, Inc., a Delaware corporation (“Amscan”), JCS Packaging, Inc., a New York corporation (“JCS”), M&D Industries, Inc., a Delaware corporation (“M&D”), SSY Realty Corp., a New York corporation (“SSY”), Trisar, Inc., a California corporation (“Trisar”), Anagram Eden Prairie Property Holdings LLC, a Delaware limited liability company (“Eden Prairie”), Anagram International, LLC, a Nevada limited liability company (“AIL”), Anagram International Holdings, Inc., a Minnesota corporation (“AIHI”), Factory Card & Party Outlet Corp., a Delaware corporation (“Outlet”), Party America Franchising, Inc., a Minnesota corporation (“Franchising”), Party City Franchise Group Holdings, LLC, a Delaware limited liability company (“PCFG Holdings” and, together with Holdings, Amscan, JCS, M&D, SSY, Trisar, Eden Prairie, AIL, AIHI, Outlet and Franchising, each individually a “Guarantor” and collectively, “Guarantors”).
W I T N E S S E T H:
     WHEREAS, Administrative Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Administrative Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the ABL Credit Agreement dated August 13, 2010, by and among Administrative Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to ABL Credit Agreement dated December 2, 2010 (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Loan Documents”);

     WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein, and Administrative Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;
     WHEREAS, by this Amendment No. 2, Administrative Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions.
     (a) Additional Definitions. As used herein or in the Credit Agreement or any of the other Loan Documents, the following terms shall have the meanings given to them below and the Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:
     (i) “Amendment No. 2” shall mean Amendment No. 2 to ABL Credit Agreement, dated as of September 8, 2011 by and among Administrative Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
     (ii) “Qualifying IPO” means the issuance and sale by Holdings or any direct or indirect parent of Holdings of its common Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-4, S-8 or similar limited purpose form) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) for aggregate gross proceeds of $150,000,000 or more.
     (b) Amendments to Definitions.
     (i) The definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:
“Change of Control” means the earliest to occur of (a) at any time prior to the consummation of a Qualifying IPO, the Sponsors ceasing to be “beneficial owners” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), in the aggregate, directly or indirectly, of at least fifty percent (50%) of the aggregate voting power represented by the issued and outstanding Capital Stock of Holdings, (b) at any time upon or after the consummation of a Qualifying IPO, (i) (A) any Person (other than one or more

Sponsors) or (B) Persons (other than one or more Sponsors) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), become the “beneficial owner”, directly or indirectly, of Capital Stock representing more than thirty-five percent (35%) of the aggregate voting power represented by the issued and outstanding Capital Stock of Holdings and the percentage of aggregate voting power so held is not less than the percentage of the aggregate voting power represented by the Capital Stock of Holdings beneficially owned, directly or indirectly, in the aggregate by the Sponsors or (ii) during any period of twelve (12) consecutive months, the majority of the board of directors of Holdings shall cease to be Persons who either (A) were members of the board of directors of Holdings on the Closing Date or (B) were elected or nominated for election by a majority of the board of directors of Holdings, who were either (1) directors on the Closing Date or (2) whose election or nomination for election was approved by a majority of such directors or by any Sponsor; (c) Holdings shall cease to own 100% of the Capital Stock of Amscan or (d) there shall occur any “change of control” or similar event under the Senior Subordinated Note Indenture (or any agreement or instrument evidencing or related to any Refinancing Indebtedness with respect thereto with an outstanding aggregate principal amount in excess of the Threshold Amount).
     (ii) The definition of “Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the period at the end of such definition and replacing it with the following:
“; provided, that, prepayments or refinancings of Subordinated Indebtedness permitted by clauses (iv) or (vii) of Section 6.05(b) shall not be “Fixed Charges”.”.
     (iii) The definition of “Prime Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing each reference to “Wells Fargo” contained therein with “Wells Fargo Bank”.
     (iv) The definition of “Sponsors” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:
““Sponsors” means collectively Advent, Berkshire, Weston and any of their respective individual or joint Affiliates and funds or partnerships managed or advised by any of them or any of their respective Affiliates, but not including any of their respective portfolio companies.”
     (c) Interpretation. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 2.
     2. Refinancing Indebtedness. Section 6.01(p)(i) of the Credit Agreement is hereby amended by deleting the comma at the end of such Section and replacing it with the following:
“except (A) by an amount equal to unpaid accrued interest and premium (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) reasonably incurred in connection with such refinancing or replacement and (B) by an amount equal to any existing commitments unutilized thereunder,”.
     3. Restricted Junior Payments. Section 6.05(a)(ii)(A) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(X) at any time prior to the consummation of a Qualifying IPO, in an aggregate amount not to exceed $500,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses and (Y) at any time upon or after the consummation of a Qualifying IPO, to the extent the proceeds of which shall be used by Holdings (or any direct or indirect parent thereof) to pay operating expenses in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties) incurred by Amscan or any of the Loan Parties, which are reasonable and customary and incurred in the ordinary course of business, plus any reasonable and customary indemnification claims made by directors or officers of Holdings (or any direct or indirect parent thereof) attributable to the ownership or operations of Holdings or any of the Loan Parties and”
     4. Restricted Junior Payments. Section 6.05(a) of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (v) of such Section and adding a new clause (vii) immediately following clause (vi) of such Section to read as follows:
“and (vii) Amscan may make Restricted Junior Payments (and Holdings may itself make Restricted Junior Payments with any such Restricted Junior Payments received by it from Amscan) that are Restricted Debt Payments (or are in respect of Restricted Debt Payments) permitted pursuant to clauses (iv) or (vii) of Section 6.05(b).”.

     5. Restricted Debt Payments. Section 6.05(b)(vii) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
“payments of Indebtedness in exchange for or with proceeds of any issuance of Qualified Capital Stock or capital contribution in respect of Qualified Capital Stock of Holdings, in each case made within forty-five (45) days of the date of such issuance or capital contribution, and payments of Indebtedness by the conversion of all or any portion thereof into Qualified Capital Stock of Holdings, and payments of interest in respect of Indebtedness in the form of payment-in-kind interest with respect to such Indebtedness permitted under Section 6.01(y);”.
     6. Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
     (a) no Default or Event of Default has occurred and is continuing as of the date of this Amendment No. 2;
     (b) this Amendment No. 2 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 2, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
     (c) the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;
     (d) the resolutions of the Board of Directors or Managers of each Borrower and Guarantor delivered to Administrative Agent by such Borrower or Guarantor on the date of the effectiveness of the Credit Agreement have not been revoked and are in full force and effect; and
     (e) all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof; provided, that, (i) to the extent that a representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates with such effect.
     7. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative Agent:
     (a) Administrative Agent shall have received counterparts of this Amendment No. 2, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;
     (b) Administrative Agent shall have received a true and correct copy of each consent, waiver or approval (if any) to or of this Amendment No. 2, which Borrowers and Guarantors are required to obtain from any other Person, and such consent, approval or waiver (if any) shall be in form and substance reasonably satisfactory to Administrative Agent; and
     (c) No Default or Event of Default shall have occurred and be continuing.
     8. Effect of Amendment No. 2. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. To the extent of conflict between the terms of this Amendment No. 2 and the other Loan Documents, the terms of this Amendment No. 2 shall control. The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.
     9. Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York.
     10. Jury Trial Waiver. BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER

IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 2 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     11. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
     12. Waiver, Modification, Etc. No provision or term of this Amendment No. 2 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
     13. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent to effectuate the provisions and purposes of this Amendment No. 2.
     14. Entire Agreement. This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
     15. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.
     16. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

AMSCAN HOLDINGS, INC.
By:
	Name:	Michael A. Correale
	Title:	Chief Financial Officer

PARTY CITY HOLDINGS INC., formerly known as AAH Holdings Corporation FACTORY CARD & PARTY OUTLET CORP.

By:
	Name:	Michael A. Correale
	Title:	Chief Financial Officer

AMSCAN INC. GAGS AND GAMES, INC. PA ACQUISITION CORP. PARTY AMERICA FRANCHISING, INC. PARTY CITY CORPORATION

By:
	Name:	Michael A. Correale
	Title:	Vice President and Treasurer

ANAGRAM INTERNATIONAL HOLDINGS, INC. ANAGRAM INTERNATIONAL, INC. JCS PACKAGING, INC. M&D INDUSTRIES, INC. SSY REALTY CORP. TRISAR, INC.

By:
	Name:	Michael A. Correale
	Title:	Assistant Treasurer

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AM-SOURCE, LLC
ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By: Amscan Holdings, Inc., sole Member

By:
	Name:	Michael A. Correale
	Title:	Chief Financial Officer

ANAGRAM INTERNATIONAL, LLC
By:
	Name:	Michael A. Correale
	Title:	Manager

FACTORY CARD OUTLET OF AMERICA LTD. PARTY CITY FRANCHISE GROUP HOLDINGS, LLC PARTY CITY FRANCHISE GROUP, LLC
By:
	Name:	Michael A. Correale
	Title:	Authorized Signatory

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WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Retail Finance, LLC, as Administrative Agent
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Retail Finance, LLC

By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, NA
By:
Name:
Title:

TD BANK, N.A., individually, as a Co-Documentation Agent and as a Lender
By:
Name:
Title:

SUNTRUST BANK, individually, as a Co-Documentation Agent and as a Lender
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, individually and as a Lender
By:
Name:
Title:

CAPITAL ONE LEVERAGE FINANCE CORP., individually and as a Lender
By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as a Lender
By:
Name:
Title:

CIT BANK, individually and as a Lender
By:
Name:
Title: